COLUMBIA FUNDS INSTITUTIONAL TRUST

     Supplement to the Prospectuses and Statement of Additional Information
                             dated December 1, 2007

                         CMG Enhanced S&P 500 Index Fund
                          CMG International Stock Fund
                            CMG Large Cap Growth Fund
                            CMG Large Cap Value Fund
                             CMG Mid Cap Growth Fund
                             CMG Mid Cap Value Fund
                            CMG Strategic Equity Fund

                           (each a "Fund" and together the "Funds")

         The second paragraph under the section entitled "Portfolio Holdings Disclosure" in the above prospectuses is hereby revised and replaced in its entirety with the following language:

         The Fund's complete portfolio holdings as of a month-end are disclosed approximately 15 calendar days after such month-end.

         The first bullet under the section in the Funds' Statement of Additional Information entitled "Disclosure of Portfolio Information - Public Disclosures" is revised and replaced in its entirety with the following:

        o For equity Funds, a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

         Additionally, the following is added as the second bullet under the same section in the Funds' Statement of Additional Information:

        o For small cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.


INT-47/153346-0408                                               April 25, 2008